UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 1, 2015

Horizon Bancorp
(Exact Name of Registrant as Specified in Its Charter)

Indiana	000-10792	35-1562417
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 Franklin Square, Michigan City, Indiana		46360
(Address of Principal Executive Offices)		(Zip Code)

(219) 879-0211
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets

On July 1, 2015, Horizon Bancorp (“Horizon”) completed its previously announced acquisition of Peoples Bancorp, an Indiana corporation (“Peoples”), pursuant to an Agreement and Plan of Merger dated February 18, 2015 (the “Merger Agreement”) between Horizon and Peoples.  The shareholders of Horizon and Peoples approved the Merger at their respective shareholder meetings on June 30, 2015.  Pursuant to the Merger Agreement, Peoples merged with and into Horizon, with Horizon surviving the merger (the “Merger”), and Peoples Federal Savings Bank of DeKalb County, a federally chartered stock savings bank and wholly-owned subsidiary of Peoples (“Peoples Bank”), merged with and into Horizon Bank, National Association, the wholly-owned national bank subsidiary of Horizon (“Horizon Bank”), with Horizon Bank as the surviving bank.
In connection with the Merger, each Peoples shareholder who held at least 100 shares of Peoples common stock received fixed consideration of (i) 0.95 shares of Horizon common stock for each share of Peoples common stock, and (ii) $9.75 in cash.  Peoples shareholders holding fewer than 100 shares received fixed consideration of $33.14 per share in cash and did not receive any shares of Horizon common stock.  Each outstanding share of Horizon common stock remained outstanding and was unaffected by the Merger.
The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to the Current Report on Form 8-K filed by Horizon with the Securities and Exchange Commission (“SEC”) on February 19, 2015 and is incorporated by reference herein.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, effective as of the closing of the Merger, Maurice F. Winkler, III, the former Chief Executive Officer and President of Peoples, was appointed to the board of directors of Horizon and Horizon Bank.  Mr. Winkler will serve as a director of Horizon for a term expiring at Horizon’s 2018 annual meeting of shareholders.
Mr. Winkler, who is age 59, joined Peoples Bank in 1979 and was appointed to the Board of Directors of Peoples in June 1993.  From 1981 to 1985, he served as Peoples Bank’s Controller, and in December 1985 became Vice President – Operations.  Mr. Winkler assumed the duties of President and Chief Executive Officer of Peoples and Peoples Bank effective October 1, 1996.
Mr. Winkler will be entitled to receive the standard director compensation previously established by the Compensation Committee of Horizon’s board of directors and generally offered to other non-employee directors, as further described in the joint proxy statement/prospectus of Horizon and Peoples filed by Horizon with the SEC on June 1, 2015.  Other than being eligible to receive such director compensation, Mr. Winkler did not enter into any material plan, contract, or arrangement in connection with his appointment as a director.  Mr. Winkler is not a party to any transaction with Horizon that would require disclosure under Item 404(a) of SEC Regulation S-K.

Item 5.07  Submission of Matters to a Vote of Security Holders

On June 30, 2015, Horizon held its Annual Meeting of Shareholders.  Only holders of Horizon’s common stock at the close of business on May 11, 2015 (the “Record Date”) were entitled to vote at the annual meeting.  As of the Record Date, there were 9,232,163 shares of common stock entitled to vote.  A total of 8,007,722 shares of common stock (86.7%), constituting a quorum, were represented in person or by valid proxies at the annual meeting.
Horizon’s shareholders voted on five proposals at the annual meeting.  The proposals are described in detail in the joint proxy statement/prospectus of Horizon and Peoples filed by Horizon with the SEC on June 1, 2015.  The final results of the votes regarding each proposal are set forth below.

Proposal 1: Approval of the Agreement and Plan of Merger dated February 18, 2015 by and between Horizon Bancorp and Peoples Bancorp, and the related Plan of Merger, and the transactions contemplated thereby, including the issuance of Horizon Bancorp common stock in the merger.  The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
6,793,211	36,661	8,601	1,169,248

Proposal 2: Horizon’s shareholders elected three directors to the board of directors to serve for a three year term until the 2018 annual meeting of shareholders.  The votes regarding this proposal were as follows:

	For	Withhold	Broker Non-Votes
Lawrence E. Burnell	6,799,354	39,120	1,169,248
Peter L. Pairitz	6,728,773	109,701	1,169,248
Spero W. Valavanis	6,716,528	121,946	1,169,248
Proposal 3: Advisory vote to approve executive compensation.  The votes regarding this proposal were as follows:
For	Against	Abstain	Broker Non-Votes
6,406,458	325,439	106,577	1,169,248
Proposal 4: Ratification of the appointment of BKD, LLP as independent auditors for 2015.  The votes regarding this proposal were as follows:
For	Against	Abstain
7,846,975	122,227	38,520
Proposal 5: Approval of an adjournment of the annual meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes present at the annual meeting in person or by proxy to approve any of the above items.  The votes regarding this proposal were as follows:
For	Against	Abstain
7,580,137	405,428	22,157

Item 8.01  Other Events

On July 1, 2015, Horizon and Peoples issued a joint press release announcing the closing of the Merger.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits

(a)  Financial statements of business acquired
The financial statements required by this item are incorporated herein by reference to the consolidated financial statements of Peoples Bancorp and its subsidiaries included in pages F-1 through F-59 in the joint proxy statement/prospectus of Horizon and Peoples dated May 28, 2015, filed by Horizon with the SEC pursuant to Securities Act Rule 424(b)(3) (Registration No. 333-203868) on June 1, 2015.

(b)  Pro forma financial information

The pro forma financial information required by this item is incorporated herein by reference to the pro forma financial information included under the heading “Unaudited Pro Forma Combined Financial Information” in the joint proxy statement/prospectus of Horizon and Peoples dated May 28, 2015, filed by Horizon with the SEC pursuant to Securities Act Rule 424(b)(3) (Registration No. 333-203868) on June 1, 2015.
(d) Exhibits
Exhibit No.	Description
2.1
Agreement and Plan of Merger dated February 18, 2015 between Horizon Bancorp and Peoples Bancorp (incorporated by reference to Exhibit 2.1 to Current Report on Form 8-K filed by the registrant on February 19, 2015)

99.1	Joint press release issued on July 1, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.
Date: July 1, 2015	Horizon Bancorp

	By:	/s/ Craig M. Dwight
Craig M. Dwight, Chairman and Chief Executive Officer

EXHIBIT INDEX
Exhibit No.	Description
2.1
Agreement and Plan of Merger dated February 18, 2015 between Horizon Bancorp and Peoples Bancorp (incorporated by reference to Exhibit 2.1 to Current Report on Form 8-K filed by the registrant on February 19, 2015)

99.1	Joint press release issued on July 1, 2015